UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 29, 2007

                        Commission File Number of issuing
                              entity: 333-131213-34

                           RALI Series 2007-QS1 Trust
            ________________________________________________________
                         (Exact name of issuing entity)

                            Commission File Number of
                              depositor: 333-131213

                        Residential Accredit Loans, Inc.
            ________________________________________________________
              (Exact name of depositor as specified in its charter)

                         Residential Funding Corporation
           ________________________________________________________
               (Exact name of sponsor as specified in its charter)

                DELAWARE                                 None
        (State or other jurisdiction               (I.R.S. employer
            of incorporation)                     identification no.)

  c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN       55437
               (Address of principal executive offices)         (Zip code)

        Registrant's telephone number, including area code (952) 857-7000

        _________________________________________________________________

          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events.

     On January 29, 2007, Residential Accredit Loans, Inc. (the "Registrant"), as depositor for the RALI Series 2007-QS1 Trust (the "Trust"), expects to issue Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS1, including the following classes offered pursuant to a Registration Statement on Form S-3 (File No. 333-131213) filed by the Registrant with the Securities and Exchange
Commission: Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-13, Class I-A-P, Class I-A-V, Class II-A-P, Class II-A-V, Class R-I, Class R-II, Class R-III, Class I-M-1, Class
I-M-2, Class I-M-3, Class II-M-1, Class II-M-2 and Class II-M-3 (the "Certificates").

     Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:  The following are filed as Exhibits to this
                      Report:


Exhibit
Number

5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 5.1).

23.2 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 8.1).

________________________________________________________________________________



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      RESIDENTIAL ACCREDIT LOANS, INC.,

                                      as depositor for the Trust


                                      By:        /s/Heather Anderson
                                         Name:   Heather Anderson
                                         Title:  Vice President


Dated:  January 29, 2007

________________________________________________________________________________


Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 5.1).

Exhibit 23.2

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 8.1)